                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                             -------------------
                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported)
                              January 15, 1998

                    NATIONSCREDIT GRANTOR TRUST 1996 - 1
             (Exact name of registrant as specified in charter)

     Delaware                  333-22327                  75-2655744
 (State or other           (Commission File              (IRS Employer
  jurisdiction of            Number)                 Identification Number)
   incorporation)

        225 E. John Carpenter Freeway, Irving Texas        75062-2731
         (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code  (972) 506-5026
                               Not Applicable
       (Former name or former address, if changed since last report.)
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Item 5.    Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending December 31, 1997.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)      Exhibits

Exhibit No.

   19.1       Certificateholders Statements
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NATIONSCREDIT GRANTOR TRUST 1996
                                             - 1 (Registrant)

                                             By:  NationsCredit Commercial
                                                  Corporation of America,
                                                  as Servicer of NationsCredit
                                                  Grantor Trust 1996-1


Date:  January 30, 1998                      By:  /s/ LAWRENCE ANGELILLI
                                                  --------------------------
                                             Name:    Lawrence Angelilli
                                                    ------------------------
                                             Title:   Vice President
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                                 EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION
---------------   ------------------------------
    19.1          Certificateholders  Statements
